UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 8, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

                                000-50539                                                                   91-0232000

                        (Commission File Number)                                          (IRS Employer Identification No.)

          10 N. Post St., Suite 610, Spokane, WA                                               99201

              (Address of Principal Executive Offices)                                              (Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On September 8, 2006, Idaho General Mines, Inc. (the “Company”) and Columbia Stock Transfer Company, the Company’s rights agent (the “Rights Agent”), entered into a Second Amendment (the “Second Amendment”) to Shareholders Rights Agreement (the “Rights Agreement”).

The Company established the Rights Agreement in September 2005 to protect the Company’s shareholders from certain attempts to acquire control of the Company.  In connection with the Company’s February 2006 private placement, a First Amendment to Shareholder Rights Agreement was executed to provide that no purchaser in the private placement would be deemed to be an “acquiring person” solely by virtue of the purchase of securities (or exercise of those securities) in connection with the private placement.  An “acquiring person” is generally defined in the Rights Agreement as a person who beneficially owns 20% or more of the Company’s common stock, calculated in a manner consistent with Rule 13d-3 under the Securities Exchange Act of 1934.  Coghill Capital Management, LLC and/or one or more of its affiliates (referred to herein collectively as “Coghill”) purchased 7,500,000 shares of common stock and warrants to purchase 3,750,000 shares of common stock in that private placement.  As reported by Coghill on a Schedule 13D filed with the SEC on February 27, 2006, Coghill reported beneficially owning 28.45% of the Company’s common stock as of such date.  As of August 30, 2006, the Company had 40,191,854 shares of common stock outstanding.

The Second Amendment provides that Coghill may purchase additional shares of the Company’s common stock on or prior to September 30, 2006 without being deemed to be an acquiring person under the Rights Agreement; provided that if Coghill acquires additional shares that causes it to beneficially own more than 28.5% of the Company’s common stock, then it will become an “acquiring person” unless the Company’s board of directors and the Rights Agent otherwise determine or as otherwise set forth in the Rights Agreement.

The Second Amendment is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

4.1

Second Amendment to Shareholders Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  September 14, 2006

By:   /s/ Robert L. Russell

        Robert L. Russell

        President and Chief Executive Officer